Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


(Blend Artwork)


B L E N D

Annual Report
2001

DELAWARE
Balanced Fund


(GRAPHIC) POWERED BY RESEARCH(SM).

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $80 billion in assets as of September 30, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Table of Contents

Letter to Shareholders                      1
Portfolio Management Review                 3
New at Delaware                             6
Performance Summary                         7

Financial Statements:
  Statement of Net Assets                   9
  Statement of Operations                  13
  Statements of Changes in Net Assets      14
  Financial Highlights                     15
  Notes to Financial Statements            19
  Report of Independent Auditors           23

                                                          Delaware Balanced Fund
Letter to Shareholders                                    November 13, 2001


Recap of Events
The fiscal year ended October 31, 2001, was a challenge for most investors. Shaky market conditions throughout the period worsened immediately following the terrorist attacks of September 11th. The weakening U.S. economy left investors disappointed and discouraged.

In November of 2000, stocks were already giving up many of the strong gains achieved during the latter half of the 1990s. As the economy weakened last winter, those struggles turned into an extended bear market that severely challenged stock investors.

During the fiscal year ended October 31, 2001, the S&P 500 Index gave up 24.89% while the Lehman Brothers Aggregate Bond Index gained 14.56%. Delaware Balanced Fund, which uses the two indexes as its respective stock and bond portfolio benchmarks, returned -16.88% during the 12-month period (Class A shares at net asset value with dividends and distributions reinvested). The Fund's peer group, as measured by the 495 funds in the Lipper Balanced Funds Average, lost 9.76% for the same period.

The disappointing performance for both the Fund and the S&P 500 Index was initially magnified by the events of September 11th, when markets experienced an unexpected jolt. The terrorist attacks brought about a new series of trials for our country, and for the markets as well. The attacks have far reaching implications for both U.S. policymaking and for the economy.

"Between September 11, 2001, and the
close of your Fund's fiscal year, the U.S.
economy was clearly dealt a blow."

Between September 11, 2001, and the close of your Fund's fiscal year, the U.S. economy was clearly dealt a blow. While some indicators during the summer had been pointing to a recovery beginning in late 2001, that recovery has likely been pushed well into next year.

When the New York Stock Exchange reopened on September 17th after an unplanned four-day hiatus, stock prices generally fell sharply. However, the stock market stabilized during the two weeks of trading that followed the attacks. In fact, October was a strong month for many equities. Major indexes lost significant ground immediately following the attacks, but rallied in subsequent weeks. For example, both the S&P 500 Index and the Nasdaq Composite Index made up some lost ground in October. Each eventually surpassed its September 10th closing value before finishing just below it on October 31st.

While the stock market has generally been characterized by a very unclear short-term outlook, the good news is that much has been done to help steer the U.S. economy toward growth. The U.S. Federal Reserve began cutting interest rates aggressively in January 2001. The income tax cut enacted earlier this year should also help stimulate our economy, as should financial aid packages for the airline and insurance industries that were approved following the attacks. Furthermore, the Securities and Exchange Commission relaxed rules in September to temporarily allow U.S. corporations to more easily repurchase shares of their own stock. In our opinion, all of this combines to create fuel for the economy. We think it is likely that the U.S. will see economic expansion before long.

Total Return
For the period ended October 31, 2001                                   One Year
Delaware Balanced Fund--Class A Shares                                  -16.88%
Lipper Balanced Funds Average (495 funds)                               - 9.76%
Lehman Brothers Aggregate Bond Index                                    +14.56%
Standard & Poor's 500 Index                                             -24.89%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 7 and 8. The Lipper Balanced Funds Average represents the average return of balanced mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Outlook
The U.S. has responded with great fortitude to the events of recent months. However, with international events currently hard to predict, we believe that any forecast of short-term market performance is imprudent.

The third quarter of 2001 was the single worst calendar quarter for U.S. stocks in 14 years -- since the quarter that included the October 1987 crash (Source:
Dow Jones). At Delaware Investments, we believe that after 18 months of generally trending downward, a large number of high-quality stocks reached attractive prices by October 31, 2001. It is wise at this time, however, for investors to speak with their financial advisors and review their time horizons. Logic tells us that the effects of the terrorist attacks have likely pushed back any significant economic recovery until at least early 2002. In our opinion, the opportunities currently available in the stock market should benefit long-term equity investors who are willing to be patient in awaiting an economic recovery.

We believe strongly in the resilience of America and its economy. We also know from experience that the stock market undergoes ups and downs over short periods, but can be a driver of growth in the long term. We encourage investors to keep the faith, and to adhere to a regular investment plan, which in the long run can help offset the effects of market volatility. History shows that investors willing to remain disciplined in challenging times such as these can find themselves rewarded over time.

Thank you for your continued confidence in Delaware Investments.



Sincerely,


/s/ Charles E. Haldeman, Jr.
-------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds




/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio Management Review                               Delaware Balanced Fund
                                                          November 13, 2001


Fund Managers
Steven T. Lampe
Portfolio Manager
Equities

Michael S. Morris
Portfolio Manager
Equities

Paul Grillo, Jr.
Portfolio Manager
Fixed-Income

Stephen R. Cianci
Portfolio Manager
Fixed-Income

William E. Dodge
Chief Investment Officer

The Fund's Results
During our recently completed fiscal year, maintaining a diversified portfolio was practically essential for investors. The U.S. stock market gave up many of the strong gains it had achieved during the latter half of the 1990s, while bonds and bond funds made gains in a declining interest rate environment as many investors looked to avoid risk.

The U.S. economy began slowing around the start of Delaware Balanced Fund's fiscal year last November, and that slowdown still has not let up. During the year all major U.S. equity indexes lost significant ground. The S&P 500 Index lost 24.89%, while the Dow Jones Industrials lost 15.81% and the Nasdaq Composite Index fell a stunning 49.84%.

While consumer confidence remained surprisingly strong during much of our fiscal year, corporate investment softened and the overall business outlook turned pessimistic. As a result, the Federal Reserve began a series of interest rate reductions during the year in an effort to counter the slowdown. During your Fund's fiscal year, the short-term fed funds rate was reduced nine times totaling 3.5%.

Balanced funds, which typically invest in both stocks and bonds, generally fared better than many all-stock mutual funds during our fiscal year. Delaware Balanced Fund, which generally invests at least 25% of its net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds, posted a -16.88% (Class A shares at net asset value with dividends and distributions reinvested) return for the fiscal year ended October 31, 2001. Although Delaware Balanced Fund both outperformed and underperformed a good number of other balanced funds during the year, our return trailed the 9.76% decline of the Lipper Balanced Funds Average.

Portfolio Highlights
At the start of our fiscal year on November 1, 2000, the Fund had 56.6% of its net assets in stocks, 39.0% in bonds, and the rest of the assets in cash and equivalents. This represented a fairly typical allocation for a balanced fund, many of which approximate a 60/40 percent allocation before taking market performance into consideration.

As the year progressed and the economy weakened, we shifted some assets out of equity positions in favor of fixed income, which became more desirable in the declining interest rate environment. For example, at mid-year on March 30, 2001, our asset allocation showed an almost even split between stocks and bonds. Stocks accounted for 47.7% of net assets and bonds 46.3%.

During the second half of the fiscal year, we began to shift those percentages back, as we became increasingly confident that stocks were reaching more attractive valuations after more than a year of declines. As of fiscal year end, stocks made up 56.0% of net assets and bonds 38.9%.

Equity
Given the unfavorable environment for equities in almost all sectors during the year, we took a defensive approach to management. We made efforts to minimize risk in the portfolio by increasing the number of equity holdings, a strategy that creates greater diversification. The Fund had held a concentrated portfolio of stocks, usually just about 30 to 40 securities. We increased that number to around 50 as the outlook for the market worsened. As of fiscal year end, your Fund held 47 stocks across a wide array of sectors.

Computers and technology was our largest sector at fiscal year end, accounting for 12.2% of net assets. Although our weighting in the sector was equal to or less than the benchmark index's weighting during much of the year, computers and technology stocks significantly detracted from our performance. During the year, downward momentum across the sector was consistent.

The Fund continues to be diversified with regard to its technology holdings. For example, Microsoft and Cisco Systems remained the Fund's largest technology holdings as of October 31, 2001. However, we were also invested in semiconductor suppliers and manufacturers, such as Altera and Amkor Technology, and held the stock of Finnish mobile phone giant Nokia.

During the first half of the fiscal year we held a higher percentage of financial stocks than our benchmark index. We pared back our exposure to financial holdings somewhat later in our fiscal year. As a group, financial stocks detracted from overall performance, as many suffered declines in the aftermath of September 11th. As of fiscal year end, our list of holdings in banking and finance was topped by Citigroup and Morgan Stanley Dean Witter -- stocks that we believe may benefit from a continued decline of interest rates and renewed economic growth.

We also continue to hold significant positions in retail stocks, which accounted for 8.9% of net assets as of October 31, 2001. While the sector saw mixed results during the year as a result of economic slowing, we feel a number of our holdings can potentially benefit during any economic rebound. Our holdings in the sector include names such as Tiffany, Wal-Mart Stores, and Best Buy.

At mid-year we reported that, in anticipation of a drop in energy prices, we had eliminated our exposure to the energy sector. By fiscal year end, such a drop had in fact occurred. As the new fiscal year progresses, we will continue to monitor the energy sector for values, such as Exxon Mobil, an energy holding that we added during the fiscal second half.

Fixed-Income
Our fixed-income holdings buoyed performance during the fiscal year. Declining short-term interest rates boosted prices in many parts of the fixed-income markets during the year, while U.S. Treasury securities served as a safe haven for investors rattled by equity market performance.

Early in the period, we sought to minimize risk by emphasizing high-quality U.S. agency and mortgage-backed securities while underweighting the Fund's allocation to corporate bonds relative to the Lehman Brothers Aggregate Bond Index.

The events of September 11th caused a flight to quality in the bond markets, with Treasury yields falling significantly as prices rose. In addition, the U.S. Treasury Department announced on October 30th that it would cease to issue the long bond entirely.

As a result, yields in many non-Treasury sectors became quite attractive in the final months of our fiscal year, offering significant premiums to Treasury yields. As of October 31, 2001, the two largest fixed-income sectors within the Fund's portfolio were corporate bonds and agency mortgage-backed securities.

Outlook
We think there are a great many opportunities in the stock market, particularly in sectors that have had the steepest declines. Going forward, we will continue to be positioned for an economic rebound.

We believe that the fiscal and monetary stimuli pumped into the economy this year warrant a bright long-term outlook for the economy. Although the timing of any recovery is debatable, we are encouraged by the additional stimulus that has been applied to the system since September 11th.

In the fixed-income portion of the Fund, we still expect the best performance to come from corporate and other non-Treasury sectors of the market. Although the Fed is likely to discontinue its easing cycle sometime during our new fiscal year, any further declines in interest rates during the near term could benefit our fixed-income holdings.

Why a Balanced Approach Makes Sense Amid Market Volatility
Delaware Balanced Fund holds both stocks and bonds, an approach designed to offer investors the potential to reduce overall portfolio volatility through diversification. Adding a percentage of bonds to an all-stock portfolio can potentially smooth the effects of market turbulence without completely sacrificing the potential for capital appreciation.

Recent history suggests that the strategy works well over time. The following charts show that a balanced portfolio (typically considered to be 60% stocks and 40% bonds) earned competitive returns over 20 years that had a significantly lower level of risk as measured by standard deviation, and which weathered downside volatility better than an investment in an all-stock portfolio.

              (Graphic - Pie Charts)

                   Bonds 40%

                   Stocks 60%

ALL-STOCK          BALANCED
PORTFOLIO          PORTFOLIO*

*The allocations in Delaware Balanced Fund are not fixed. The illustration above shows a hypothetical portfolio and is not intended to represent the holdings of any Delaware Investments mutual fund.

For 20 years ended October 31, 2001
                                   All-stock    Balanced
                                   portfolio    portfolio
                                   ---------    ---------
Average Annual Total Return        +13.46%      +12.41%
Standard Deviation**                 4.37         3.44
Best Year (10.31 through 10.31)    +61.18%      +54.69%
Worst Year (10.31 through 10.31)   -26.61%      -22.26%

Source: Lipper Inc. Time period for the above hypothetical is 10/31/81 to 10/31/01. The all-stock portfolio and the stock portion of the balanced portfolio are represented by the S&P 500 Index, which is an unmanaged composite of mostly large-capitalization U.S. companies. The bond portion of the balanced portfolio is represented by the Lehman Brothers Aggregate Bond Index, which tracks the broad U.S. bond market. An index is unmanaged, and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

**Standard deviation is a common measure of risk and reflects the volatility of returns over the period. A higher standard deviation indicates higher historical volatility.

(Graphic - Pie Chart)

Delaware Balanced Fund
Asset Mix
As of October 31, 2001

Bonds 38.86%

Common and
Preferred Stocks 56.03%

Cash and Equivalents 5.11%

Portfolio managers Steven Lampe and Michael Morris manage Delaware Balanced Fund's stock holdings on a day-to-day basis, while Paul Grillo and Stephen Cianci manage the bond portion of the Fund. Senior Portfolio Manager William E. Dodge determines the asset mix for the Fund, consulting with the team and evaluating such factors as market and economic conditions, interest rates, inflation, and the Federal Reserve Board's monetary policy.

New at Delaware

Get a Jump on 2001 Taxes With Delaware's
Online Account Access Feature!

Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments' account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year. And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely, and accurately retrieving common tax information -- dividends and transactions -- from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.

Delaware Balanced Fund

Fund Basics
As of October 31, 2001
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks a balance of capital appreciation, income, and preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$393.57 million
--------------------------------------------------------------------------------
Number of Holdings:
137
--------------------------------------------------------------------------------
Fund Start Date:
April 25, 1938
--------------------------------------------------------------------------------
Your Fund Managers:
Steven T. Lampe received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. Prior to joining Delaware Investments in 1995, he served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant and has been managing Delaware American Services Fund since its inception.

Michael S. Morris, Vice President/Portfolio Manager, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously, he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 8 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the equity portion of the Balanced Series since November 5, 2001.

Paul Grillo, Jr. holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware in 1993, he served as mortgage strategist and Trader at Dreyfus Corporation. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992 and holds a BS and an MBA in finance from Widener University. He is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

William E. Dodge, Executive Vice President/Chief Investment Officer, received his undergraduate degree and his MBA from the University of Massachusetts. He began his investment career in 1976 as a Portfolio Manager for AIC Incorporated, and subsequently held investment positions with ASB Capital Management, National Bank of Washington, and E.I. du Pont de Nemours Pension Fund. Mr. Dodge later became Chairman of the Investment Policy Committee, Chief Investment Strategist and Co-Chairman of the Stock Selection Committee at Dean Witter Reynolds. Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates. He is a CFA charterholder, a member of the Association for Investment Management and Research, and former President of the Financial Analysts of Wilmington.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   DELFX
Class B   DELBX
Class C   DEDCX

Fund Performance
Average Annual Total Returns
Through October 31, 2001      Lifetime  10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 4/25/38)
Excluding Sales Charge        +10.52%     +7.21%     +3.03%       -16.88%
Including Sales Charge        +10.42%     +6.57%     +1.81%       -21.68%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge        +5.51%                 +2.25%       -17.47%
Including Sales Charge        +5.51%                 +1.98%       -21.53%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge        +3.87%                 +2.23%       -17.48%
Including Sales Charge        +3.87%                 +2.23%       -18.30%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for lifetime (since 4/25/38), 10-year, five-year, and one-year periods ended October 31, 2001 for Delaware Balanced Fund's Institutional Class were +10.55%, +7.40%, +3.27%, and -16.65%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 for Delaware Balanced Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEICX

Delaware Balanced Fund
Performance of a $10,000 Investment
October 31, 1991 through October 31, 2001

                  Balanced Fund                            Lehman Brothers
Period End        Class A Shares       S&P 500 Index     Aggregate Bond Index
----------   ----------------------    -------------   ------------------------
 10/31/91           $ 9,424               $10,000              $10,000
 10/31/92           $10,589               $10,995              $10,983
 10/31/93           $11,850               $12,639              $12,287
 10/31/94           $12,063               $13,127              $11,836
 10/31/95           $14,025               $16,598              $13,688
 10/31/96           $16,279               $20,597              $14,489
 10/31/97           $19,868               $27,212              $15,777
 10/31/98           $22,809               $33,196              $17,249
 10/31/99           $22,909               $41,720              $17,340
 10/31/00           $22,737               $44,261              $18,605
 10/31/01           $18,899               $33,238              $21,313

Chart assumes $10,000 invested on October 31, 1991 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all dividends and distributions.

Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lehman Brothers Aggregate Bond Index is a measure of investment-grade domestic bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets                                   Delaware Balanced Fund
                                                          October 31, 2001

                                           Number of     Market
                                            Shares       Value
Common Stock - 55.43%
Banking & Finance - 7.13%
  Citigroup                                 216,666   $ 9,862,636
  Goldman Sachs Group                        27,100     2,118,136
  J.P. Morgan Chase                         110,750     3,916,120
  Morgan Stanley Dean Witter                148,800     7,279,296
  Stilwell Financial                        243,600     4,898,796
                                                      -----------
                                                       28,074,984
                                                      -----------
Cable, Media & Publishing - 1.64%
 *Clear Channel Communications              121,600     4,635,392
 *Viacom Class B                             49,600     1,810,896
                                                      -----------
                                                        6,446,288
                                                      -----------
Computers & Technology - 12.18%
  Adobe Systems                              95,600     2,523,840
 *AOL Time Warner                           121,900     3,804,499
+*Brocade Communications Systems            192,000     4,713,600
 *Cisco Systems                             606,200    10,256,905
  General Motors-Class H                    273,400     3,759,250
  International Business Machines            39,600     4,279,572
  Linear Technology                          56,000     2,172,800
+*Micron Technology                         176,500     4,017,140
 *Microsoft                                 161,900     9,414,485
 *Siebel Systems                            184,900     3,019,417
                                                      -----------
                                                       47,961,508
                                                      -----------
Electronics & Electrical Equipment - 6.84%
 *Altera                                    281,950     5,695,390
+*Amkor Technology                          126,300     1,572,435
  General Electric                          186,100     6,775,901
+*Globespan                                 161,500     1,931,540
 *Novellus Systems                          103,400     3,415,302
+*RF Micro Devices                           66,600     1,361,304
  Texas Instruments                         157,900     4,419,621
 *Xilinx                                     57,100     1,736,982
                                                      -----------
                                                       26,908,475
                                                      -----------
Energy - 0.97%
  Exxon Mobil                                96,500     3,806,925
                                                      -----------
                                                        3,806,925
                                                      -----------
Healthcare & Pharmaceuticals - 7.83%
 *Amgen                                     160,700     9,130,974
  Baxter International                       96,600     4,672,542
 *Genzyme-General Division                  101,200     5,459,740
+*IDEC Pharmaceuticals                       99,000     5,936,040
  Medtronic                                 138,900     5,597,670
                                                      -----------
                                                       30,796,966
                                                      -----------

                                           Number of     Market
                                            Shares       Value
Common Stock (continued)
Leisure, Lodging & Entertainment - 3.75%
  Carnival                                  464,300   $10,112,454
  Harley-Davidson                            72,200     3,267,772
  Walt Disney                                73,800     1,371,942
                                                      -----------
                                                       14,752,168
                                                      -----------
Retail - 8.91%
+*Best Buy                                  201,400    11,056,860
 *Costco Wholesale                          157,400     5,954,442
  Home Depot                                105,000     4,014,150
  J.C. Penney                               125,900     2,734,548
 *Staples                                   129,200     1,883,736
  Tiffany                                   197,800     4,626,542
  Wal-Mart Stores                            93,800     4,821,320
                                                      -----------
                                                       35,091,598
                                                      -----------
Telecommunications - 1.38%
  Nokia                                     264,800     5,431,048
                                                      -----------
                                                        5,431,048
                                                      -----------
Textiles, Apparel & Furniture - 0.42%
 *Coach                                      59,900     1,671,210
                                                      -----------
                                                        1,671,210
                                                      -----------
Transportation & Shipping - 4.38%
  CSX                                       204,900     6,905,130
  Southwest Airlines                        215,600     3,428,040
  Union Pacific                             132,800     6,906,928

                                                       17,240,098
                                                      -----------
Total Common Stock (cost $239,401,032)                218,181,268
                                                      -----------
Preferred Stock - 0.60%
  Centaur Funding 9.08%                      20,650     2,344,421
                                                      -----------
Total Preferred Stock (cost $2,087,197)                 2,344,421
                                                      -----------


                                         Principal
                                           Amount
Agency Collateralized Mortgage
Obligations - 2.55%
  Fannie Mae Whole Loan Series
    1998-W3 A2 6.50% 7/25/28             $  972,801       982,043
  Freddie Mac Series 2303 CW
    8.50% 11/15/24                        2,500,000     2,749,659
  Freddie Mac Structured Pass
    Through Securities
    SeriesT-11 A6 6.50% 9/25/18           1,000,000     1,052,770
  Government National Mortgage
    Association Series 1998-9B
    6.85% 12/20/25                        5,000,000     5,252,700
                                                      -----------
Total Agency Collateralized
 Mortgage Obligations
 (cost $9,659,136)                                     10,037,172
                                                      -----------
                                       9

Statement of Net Assets (continued)                       Delaware Balanced Fund
                                                          October 31, 2001

                                            Principal           Market
                                              Amount            Value
Agency Mortgage-Backed Securities - 12.60%
  Fannie Mae
   6.50% 6/1/31                             $1,059,543       $ 1,091,330
   6.50% 7/1/31                              4,478,801         4,617,363
   6.50% 8/1/31                              2,495,489         2,570,354
   6.50% 10/1/31                               940,258           968,466
   6.50% 10/1/31                             1,225,544         1,262,310
   6.75% 3/15/31                             1,325,000         1,523,025
   7.50% 1/1/31                              1,000,000         1,048,125
   7.50% 3/1/31                              2,193,625         2,299,193
   7.50% 8/1/31                                603,822           632,880
   7.50% 12/1/30                               554,926           581,632
   9.00% 5/1/10                                855,999           933,841
  Fannie Mae Pool 252806 7.50% 10/1/29          60,000            63,187
  Fannie Mae Pool 254007 6.50% 9/1/31        1,769,825         1,822,919
  Fannie Mae Pool 534225 7.50% 4/1/30           85,475            89,589
  Fannie Mae Pool 570999 7.50% 2/1/31          217,549           228,018
  Fannie Mae Pool 580041 6.50% 6/1/31        3,408,818         3,511,083
  Fannie Mae Pool 609522 6.50% 10/1/31         774,256           797,484
  Freddie Mac 8.50% 4/1/09                         170               180
  Freddie Mac Pool C01116 7.50% 1/1/31       1,999,999         2,094,999
  Freddie Mac Pool C49727 7.50% 4/1/31       1,000,000         1,047,500
  Freddie Mac Pool C52079 7.50% 5/1/31         999,999         1,047,499
  Freddie Mac Pool C58447 7.50% 9/1/31         135,000           141,412
  Freddie Mac Pool C59189 6.50% 10/1/31      6,160,000         6,350,576
  Freddie Mac Pool G01158 7.50% 1/1/31       1,000,000         1,047,500
  Freddie Mac Pool 602480 6.50% 9/1/16       4,980,631         5,181,412
  GNMA
   7.00% 1/15/31                             5,817,596         6,077,571
   7.50% 7/15/30                             2,423,478         2,549,953
                                                             -----------
Total Agency Mortgage-Backed Securities
  (cost $48,363,140)                                          49,579,401
                                                             -----------

Agency Obligations - 1.92%
  Freddie Mac 6.00% 6/15/11                    405,000           440,177
++Resolution Funding Strip 6.10%
   12/15/17                                  6,200,000         2,511,043
  Sallie Mae Student Loan Trust 1996-
   2 A2 3.723% 7/27/09                       3,335,000         3,331,655
  Sallie Mae Student Loan Trust 1997-
   1 A2 3.583% 1/25/10                       1,300,000         1,292,239
                                                             -----------
Total Agency Obligations (cost $7,458,216)                     7,575,114
                                                             -----------

Asset-Backed Securities - 3.82%
  Centex Home Equity Series 2001-
   B A4 6.41% 2/25/30                        1,700,000         1,772,906
  DVI Receivables 5.808% 4/11/09             2,750,000         2,885,566
  Peoplefirst.Com Auto Receivables
   Owner Trust Series 2000-2 A4
   6.43% 9/15/07                             2,095,000         2,223,917

                                            Principal           Market
                                              Amount            Value
Asset-Backed Securities (continued)
  Philadelphia, Pennsylvania Authority
   For Industrial Development Tax
   Claim Revenue Class A 6.488% 6/15/04     $2,752,146       $ 2,879,433
  Residential Asset Securities Corporation
   Series 2000-KS4 AI3 7.355% 1/25/26        4,000,000         4,178,959
  SLM Student Loan Trust 1998-1 A1 3.723%
   1/25/07                                   1,081,501         1,082,455
                                                             -----------
Total Asset-Backed Securities
  (cost $14,355,975)                                          15,023,236
                                                             -----------


Commercial Mortgage-Backed Securities - 3.29%
  Chase Commercial Mortgage
   Securities Series 1996-2C 6.90%
   11/19/06                                  1,753,625         1,873,878
  Comm Series 2000-C1 A1 7.206%
   9/15/08                                   2,977,500         3,247,733
  First Union National Bank Commercial
   Mortgage Series 1999-C4 A1 7.184%
   9/15/08                                   1,291,095         1,403,016
  GMAC Commercial Mortgage Securities
   Series 2000-C2 A2 7.455% 6/16/10          4,325,000         4,833,091
  LB-UBS 2001-C3 A2 6.365% 12/15/28          1,500,000         1,591,221
                                                             -----------
Total Commercial Mortgage-Backed
  Securities (cost $12,091,438)                               12,948,939
                                                             -----------

Corporate Bonds - 12.36%
Automobiles & Auto Parts - 0.11%
  Ford Motor 7.45% 7/16/31                     465,000           436,012
                                                             -----------
                                                                 436,012
                                                             -----------

Banking, Finance & Insurance - 3.98%
  Axa 8.60% 12/15/30                         1,005,000         1,147,917
  Banco Santander-Chile 6.50% 11/1/05        1,775,000         1,846,793
  Bank of Hawaii 6.875% 6/1/03                 700,000           729,075
  BB&T Corporation 6.50% 8/1/11                540,000           564,738
  ERAC USA Finance Company 144A
   7.35% 6/15/08                             1,440,000         1,486,174
  Ford Motor Credit
   6.875% 2/1/06                             2,200,000         2,254,017
   7.25% 10/25/11                            1,500,000         1,513,068
  GMAC 6.125% 9/15/06                        1,375,000         1,369,792
  International Lease Finance
   Corporation 5.125% 8/1/04                   510,000           518,237
  Pemex Finance 9.69% 8/15/09                1,525,000         1,804,319
  US Bank NA 6.375% 8/1/11                     825,000           861,537
  Wells Fargo 6.375% 8/1/11                  1,485,000         1,552,299
                                                             -----------
                                                              15,647,966
                                                             -----------

Statement of Net Assets (continued)                       Delaware Balanced Fund
                                                          October 31, 2001

                                            Principal           Market
                                              Amount            Value
Corporate Bonds (continued)
Cable, Media & Publishing - 0.87%
  AOL Time Warner 6.75% 4/15/11            $ 1,095,000       $ 1,149,555
  Comcast Cable Communication
   6.75% 1/30/11                             1,500,000         1,558,023
  Walt Disney Company 5.50% 12/29/06           700,000           716,830
                                                             -----------
                                                               3,424,408
                                                             -----------
Energy - 0.16%
  Osprey Trust 144A 8.31% 1/15/03              840,000           618,437
                                                             -----------
                                                                 618,437
                                                             -----------
Food, Beverage & Tobacco - 0.84%
  Heinz (H.J.) Company 144A 6.625%
   7/15/11                                   1,850,000         2,001,711
  Kraft Foods Incorporated 5.625%
   11/1/11                                   1,300,000         1,309,360
                                                             -----------
                                                               3,311,071
                                                             -----------
Industrial Machinery - 0.41%
  Arrow Electronics 8.20% 10/1/03            1,550,000         1,615,661
                                                             -----------
                                                               1,615,661
                                                             -----------
Miscellaneous - 0.71%
  UBS Preferred Funding Trust I
   8.622% 10/29/49                           1,750,000         2,046,111
  USX Corporation 9.125% 1/15/13               610,000           757,614
                                                             -----------
                                                               2,803,725
                                                             -----------
Packages & Containers - 0.31%
  Sealed Air 144A 8.75% 7/1/08               1,150,000         1,212,269
                                                             -----------
                                                               1,212,269
                                                             -----------
Real Estate - 0.85%
  Simon Property Group 7.375% 1/20/06        3,180,000         3,359,351
                                                             -----------
                                                               3,359,351
                                                             -----------
Retail - 0.28%
  Lowes Companies 7.50% 12/15/05             1,000,000         1,092,949
                                                             -----------
                                                               1,092,949
                                                             -----------

                                            Principal           Market
                                              Amount            Value
Corporate Bonds (continued)
Telecommunications - 2.06%
  AT&T Wireless 7.875% 3/1/11               $  640,000       $   693,653
 +Citizens Communications 144A
   6.375% 8/15/04                              960,000           990,746
  Cox Communications 6.15% 8/1/03            2,620,000         2,710,931
++Metronet Communications 9.03% 11/1/07        450,000           258,188
  Telus 7.50% 6/1/07                           790,000           850,020
  US West Communications 7.20% 11/1/04         470,000           496,756
  Worldcom 7.55% 4/1/04                      1,995,000         2,115,057
                                                             -----------
                                                               8,115,351
                                                             -----------
Utilities - 1.78%
 +El Paso Energy 7.80% 8/1/31                2,225,000         2,302,958
  Dominion Fiber 144A 7.05% 3/15/05            675,000           704,833
  Mirant Americas
   7.625% 5/1/06                             1,000,000         1,048,764
   8.30% 5/1/11                                620,000           663,800
   9.125% 5/1/31                             1,255,000         1,381,794
  PG&E National Energy Group
   10.375% 5/16/11                             810,000           915,251
                                                             -----------
                                                               7,017,400
                                                             -----------
Total Corporate Bonds
  (cost $47,165,178)                                          48,654,600
                                                             -----------


U.S. Treasury Obligations - 1.84%
**+U.S. Treasury Bond 8.875% 8/15/17           755,000         1,080,948
   U.S. Treasury Inflation Index Bond
    3.375% 4/15/32                           1,567,036         1,629,962
  +U.S. Treasury Inflation Index Note
    3.625% 1/15/08                             430,424           449,793
   U.S. Treasury Note
    2.75% 9/30/03                              125,000           125,850
  +5.00% 8/15/11                             3,720,000         3,937,244
                                                             -----------
Total U.S. Treasury Obligations
   (cost $6,999,441)                                           7,223,797
                                                             -----------

Miscellaneous - 0.48%
  +United Mexican States 9.875%
    1/15/07                                  1,675,000         1,882,700
                                                             -----------
Total Miscellaneous
   (cost $1,809,000)                                           1,882,700
                                                             -----------

Statement of Net Assets (continued)                       Delaware Balanced Fund
                                                          October 31, 2001

                                            Principal           Market
                                              Amount            Value
Repurchase Agreements - 3.57%
  With BNP Paribas 2.57% 11/1/01
   (dated 10/31/01, collateralized by
   $1,433,000 U.S.Treasury Notes
   6.25% due 6/30/02, market value
   $1,502,792 and $2,302,000 U.S.
   Treasury Notes 10.75% due 8/15/05,
   market value $2,951,743)                 $4,356,000       $ 4,356,000
  With Cantor Fitzgerald 2.56% 11/1/01
   (dated 10/31/01, collateralized by
   $2,036,000 U.S. Treasury Notes
   4.625% due 2/28/03, market value
   $2,115,690 and $2,019,000 U.S.
   Treasury Notes 4.25% due 5/31/03,
   market value $2,115,632)                  4,148,000         4,148,000
  With J. P. Morgan Chase 2.50% 11/1/01
   (dated 10/31/01, collateralized
   by $1,205,000 U.S. Treasury Notes
   6.125% due 12/31/01, market
   value $1,237,187)                         1,206,000         1,206,000
  With UBS Warburg 2.57% 11/1/01
   dated 10/31/01, collateralized
   by $4,287,000 U.S. Treasury Notes
   7.50% due 11/15/01,
   market value $4,442,841)                  4,355,000         4,355,000
                                                            ------------
Total Repurchase Agreements
  (cost $14,065,000)                                          14,065,000
                                                            ------------
Total Market Value of Securities - 98.46%
  (cost $403,454,753)                                        387,515,648
Receivables and Other Assets
  Net of Liabilities - 1.54%                                   6,055,064
                                                            ------------
Net Assets Applicable to 26,056,386
  Shares Outstanding - 100.00%                              $393,570,712
                                                            ------------

Net Asset Value - Delaware Balanced
  Fund Class A ($319,841,583 / 21,176,774 Shares)                 $15.10

Net Asset Value - Delaware Balanced
  Fund Class B ($44,490,362 / 2,944,838 Shares)                   $15.11
                                                                  ------
Net Asset Value - Delaware Balanced
  Fund Class C ($8,418,305 / 557,770 Shares)                      $15.09
                                                                  ------
Net Asset Value - Delaware Balanced
  Fund Institutional Class
  ($20,820,462 / 1,377,004 Shares)                                $15.12
                                                                  ------

Components of Net Assets at October 31, 2001:
Shares of beneficial interest
  (unlimited authorization - no par)                        $448,569,156
Undistributed net investment income                            3,971,043
Accumulated net realized loss on investments                 (43,238,707)
Net unrealized depreciation of investments                   (15,730,780)
                                                            ------------
Total net assets                                            $393,570,712
                                                            ------------

 *Non-income producing security for the year ended October 31, 2001.
**Fully or partially pledged as collateral for financial futures contracts.
 +Fully or partially on loan. See Note 8 in "Notes to Financial Statements". ++Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Net Asset Value and Offering Price per Share --
  Delaware Balanced Fund
Net asset value Class A (A)                                       $15.10
Sales charge (5.75% of offering price or
  6.09% of the amount
  invested per share) (B)                                           0.92
                                                                  ------
Offering price                                                    $16.02
                                                                  ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes.

Statement of Operations                              Delaware Balanced Fund
                                                     Year Ended October 31, 2001

Investment Income:
  Interest                                      $13,582,099
  Dividends                                       1,660,309
  Securities lending income                         178,117         $15,420,525
                                                -----------         -----------
Expenses:
  Management fees                                 2,970,169
  Distribution expenses                           1,508,397
  Dividend disbursing and transfer
   agent fees and expenses                        1,304,222
  Accounting and administration expenses            197,984
  Reports and statements to shareholders            143,198
  Registration fees                                  69,100
  Custodian fees                                     21,337
  Trustees' fees                                     16,562
  Professional fees                                   8,133
  Other                                              90,387           6,329,489
                                                -----------

Less expenses paid indirectly                                           (22,726)
                                                                    -----------
Total expenses                                                        6,306,763
                                                                    -----------



Net Investment Income                                                 9,113,762


Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on:
   Investments                                                      (37,088,850)
   Futures contracts                                                  1,084,523
  Net change in unrealized appreciation/depreciation
   of investments                                                   (57,621,473)
                                                                    -----------
Net Realized and Unrealized Loss on Investments                     (93,625,800)
                                                                    -----------

Net Decrease in Net Assets Resulting from Operations               ($84,512,038)
                                                                    -----------
See accompanying notes

Statements of Changes in Net Assets                       Delaware Balanced Fund


                                                            Year Ended
                                                    10/31/01          10/31/00

Increase (Decrease) in Net Assets from
 Operations:
  Net investment income                            $9,113,762      $ 12,733,512
  Net realized loss on investments                (36,004,327)       (5,761,847)
  Net change in unrealized appreciation/
   depreciation of investments                    (57,621,473)      (17,350,786)
                                                 ------------      ------------

  Net decrease in net assets resulting
   from operations                                (84,512,038)      (10,379,121)
                                                 ------------      ------------


Dividends and Distributions to Shareholders
 from:
Net investment income:
  Class A                                          (9,502,917)       (5,318,355)
  Class B                                            (766,208)         (214,073)
  Class C                                            (161,781)          (53,808)
  Institutional Class                                (626,921)         (989,220)

Net realized gain on investments:
  Class A                                                  --       (65,278,668)
  Class B                                                  --        (7,495,236)
  Class C                                                  --        (1,970,842)
  Institutional Class                                      --       (10,187,208)
                                                 ------------      ------------
                                                  (11,057,827)      (91,507,410)
                                                 ------------      ------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A                                          18,543,006        31,374,210
  Class B                                          15,482,605        13,081,010
  Class C                                           2,510,263         3,507,494
  Institutional Class                               7,826,382        22,248,739

Net asset value of shares issued upon
 reinvestment of dividends and distributions:
  Class A                                           6,953,324        56,673,328
  Class B                                             711,370         7,337,876
  Class C                                             155,506         1,951,025
  Institutional Class                                 626,921        10,728,780
                                                 ------------      ------------
                                                   52,809,377       146,902,462
                                                 ------------      ------------
Cost of shares repurchased:
  Class A                                         (63,478,687)     (135,805,028)
  Class B                                         (10,977,606)      (28,995,712)
  Class C                                          (3,264,192)      (13,199,470)
  Institutional Class                              (8,720,452)      (78,542,742)
                                                 ------------      ------------
                                                  (86,440,937)     (256,542,952)
                                                 ------------      ------------
Decrease in net assets derived from capital
share transactions                                (33,631,560)     (109,640,490)
                                                 ------------      ------------
Net Decrease in Net Assets                       (129,201,425)     (211,527,021)
                                                 ------------      ------------

Net Assets:
  Beginning of period                             522,772,137       734,299,158
                                                 ------------      ------------
  End of period                                  $393,570,712      $522,772,137
                                                 ============      ============
See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Balanced Fund Class A

                                                                                          Year Ended
                                                                 10/31/01      10/31/00    10/31/99    10/31/98   10/31/97
Net asset value, beginning of period                            $ 18.620      $ 21.600     $ 22.970    $ 22.950   $ 21.260

Income (loss) from investment operations:
Net investment income(1)                                           0.349         0.403        0.422       0.510      0.610
Net realized and unrealized gain (loss) on investments            (3.451)       (0.617)      (0.257)      2.620      3.680
                                                                --------      --------     --------    --------   --------
Total from investment operations                                  (3.102)       (0.214)       0.165       3.130      4.290
                                                                --------      --------     --------    --------   --------

Less dividends and distributions from:
Net investment income                                             (0.418)       (0.213)      (0.495)     (0.510)    (0.680)
Net realized gain on investments                                      --        (2.553)      (1.040)     (2.600)    (1.920)
                                                                --------      --------     --------    --------   --------
Total dividends and distributions                                 (0.418)       (2.766)      (1.535)     (3.110)    (2.600)
                                                                --------      --------     --------    --------   --------

Net asset value, end of period                                  $ 15.100      $ 18.620     $ 21.600    $ 22.970   $ 22.950
                                                                --------      --------     --------    --------   --------

Total return(2)                                                  (16.88%)       (0.75%)       0.44%      14.80%     22.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $319,842      $436,534     $562,975    $610,332   $554,448
Ratio of expenses to average net assets                            1.30%         1.31%        1.12%       0.98%      0.97%
Ratio of net investment income to average net assets               2.07%         2.14%        1.85%       2.25%      2.83%
Portfolio turnover                                                  288%          165%          87%         86%        81%

(1) The average shares outstanding method has been applied for per share information for the periods ended October 31 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Balanced Fund Class B

                                                                                          Year Ended
                                                                 10/31/01      10/31/00    10/31/99    10/31/98   10/31/97
Net asset value, beginning of period                            $ 18.600      $ 21.590     $ 22.950    $ 22.880   $ 21.200

Income (loss) from investment operations:
Net investment income(1)                                           0.223         0.259        0.246       0.337      0.452
Net realized and unrealized gain (loss) on investments            (3.435)       (0.621)      (0.251)      2.608      3.658
                                                                --------      --------     --------    --------   --------
Total from investment operations                                  (3.212)       (0.362)      (0.005)      2.945      4.110
                                                                --------      --------     --------    --------   --------
Less dividends and distributions from:
Net investment income                                             (0.278)       (0.075)      (0.315)     (0.275)    (0.510)
Net realized gain on investments                                      --        (2.553)      (1.040)     (2.600)    (1.920)
                                                                --------      --------     --------    --------   --------
Total dividends and distributions                                 (0.278)       (2.628)      (1.355)     (2.875)    (2.430)
                                                                --------      --------     --------    --------   --------

Net asset value, end of period                                  $ 15.110      $ 18.600     $ 21.590    $ 22.950   $ 22.880
                                                                --------      --------     --------    --------   --------

Total return(2)                                                  (17.47%)       (1.52%)      (0.31%)     13.90%     21.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $ 44,491      $ 49,353     $ 67,090    $ 33,884   $ 16,659
Ratio of expenses to average net assets                            2.05%         2.07%        1.89%       1.77%      1.78%
Ratio of net investment income to average net assets               1.32%         1.38%        1.08%       1.46%      2.00%
Portfolio turnover                                                  288%          165%          87%         86%        81%

(1) The average shares outstanding method has been applied for per share information for the periods ended October 31 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Balanced Fund Class C

                                                                                          Year Ended
                                                                 10/31/01      10/31/00    10/31/99    10/31/98   10/31/97
Net asset value, beginning of period                            $ 18.580      $ 21.570     $ 22.930    $ 22.870   $ 21.180

Income (loss) from investment operations:
Net investment income(1)                                           0.222         0.251        0.246       0.335      0.460
Net realized and unrealized gain (loss) on investments            (3.434)       (0.613)      (0.251)      2.600      3.655
                                                                --------      --------     --------    --------   --------
Total from investment operations                                  (3.212)       (0.362)      (0.005)      2.935      4.115
                                                                --------      --------     --------    --------   --------

Less dividends and distributions from:
Net investment income                                             (0.278)       (0.075)      (0.315)     (0.275)    (0.505)
Net realized gain on investments                                      --        (2.553)      (1.040)     (2.600)    (1.920)
                                                                --------      --------     --------    --------   --------
Total dividends and distributions                                 (0.278)       (2.628)      (1.355)     (2.875)    (2.425)
                                                                --------      --------     --------    --------   --------

Net asset value, end of period                                  $ 15.090      $ 18.580     $ 21.570    $ 22.930   $ 22.870
                                                                --------      --------     --------    --------   --------

Total return(2)                                                  (17.48%)       (1.52%)      (0.31%)     13.85%     21.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $  8,418      $ 10,993     $ 21,192    $ 17,730   $  8,090
Ratio of expenses to average net assets                            2.05%         2.07%        1.89%       1.77%      1.78%
Ratio of net investment income to average net assets               1.32%         1.38%        1.08%       1.46%      2.00%
Portfolio turnover                                                  288%          165%          87%         86%        81%

(1) The average shares outstanding method has been applied for per share information for the periods ended October 31 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Balanced Fund Institutional Class

                                                                                          Year Ended
                                                                 10/31/01      10/31/00    10/31/99    10/31/98   10/31/97
Net asset value, beginning of period                            $ 18.640      $ 21.630     $ 23.000    $ 23.000   $ 21.300

Income (loss) from investment operations:
Net investment income(1)                                           0.391         0.449        0.480       0.585      0.659
Net realized and unrealized gain (loss) on investments            (3.451)       (0.618)      (0.265)      2.595      3.681
                                                                --------      --------     --------    --------   --------
Total from investment operations                                  (3.060)       (0.169)       0.215       3.180      4.340
                                                                --------      --------     --------    --------   --------

Less dividends and distributions from:
Net investment income                                             (0.460)       (0.268)      (0.545)     (0.580)    (0.720)
Net realized gain on investments                                      --        (2.553)      (1.040)     (2.600)    (1.920)
                                                                --------      --------     --------    --------   --------
Total dividends and distributions                                 (0.460)       (2.821)      (1.585)     (3.180)    (2.640)
                                                                --------      --------     --------    --------   --------

Net asset value, end of period                                  $ 15.120      $ 18.640     $ 21.630    $ 23.000   $ 23.000
                                                                --------      --------     --------    --------   --------

Total return(2)                                                  (16.65%)       (0.55%)       0.70%      15.03%     22.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $ 20,820      $ 25,892     $ 83,042    $300,656   $153,176
Ratio of expenses to average net assets                            1.05%         1.07%        0.89%       0.77%      0.78%
Ratio of net investment income to average net assets               2.32%         2.38%        2.08%       2.46%      3.00%
Portfolio turnover                                                  288%          165%          87%         86%        81%

(1) The average shares outstanding method has been applied for per share information for the periods ended October 31 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.


See accompanying notes

                                                          Delaware Balanced Fund
Notes to Financial Statements                             October 31, 2001


Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Balanced Fund and Delaware Devon Fund. These financial statements and notes pertain to Delaware Balanced Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income quarterly and from capital gains, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts currently on fixed income securities, but recognizes the discounts at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $10,517 for the year ended October 31, 2001. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were approximately $12,209 for the year ended October 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2.  Investment Management, Administration
    Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. No distribution expenses are paid by Institutional Class shares.

At October 31, 2001, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC          $22,394

  Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC     $62,149

  Other expenses payable to DMC and affiliates      $45,633

For the year ended October 31, 2001, DDLP earned $23,874 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3.  Investments
For the year ended October 31, 2001, the Fund made purchases of $1,034,383,637 and sales of $1,040,350,316 of investment securities other than U.S. government securities and short-term cash investments.

At October 31, 2001, the cost of investments for federal income tax purposes was $408,814,669. At October 31, 2001, net unrealized depreciation was $21,299,021, of which $14,660,779 related to unrealized appreciation of investments and $35,959,800 related to unrealized depreciation of investments.

For federal income tax purposes the Fund had accumulated capital losses as of October 31, 2001 of $37,859,840 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:
$5,741,968 expires in 2008; $32,117,872 expires in 2009.

4. Capital Shares
Transactions in capital shares were as follows:

                                   Year Ended   Year Ended
                                    10/31/01     10/31/00


Shares sold:
  Class A                          1,088,194    1,634,997
  Class B                            910,415      692,520
  Class C                            150,354      187,620
  Institutional Class                457,298    1,175,091

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                            411,114    3,079,953
  Class B                             40,909      398,933
  Class C                              8,936      106,199
  Institutional Class                 37,271      582,878
                                  ----------   ----------
                                   3,104,491    7,858,191
                                  ----------   ----------
Shares repurchased:
  Class A                         (3,770,806)  (7,332,009)
  Class B                           (659,958)  (1,545,732)
  Class C                           (193,165)    (684,649)
  Institutional Class               (506,704)  (4,207,365)
                                  ----------   ----------
                                  (5,130,634) (13,769,755)
                                  ----------   ----------
  Net decrease                    (2,026,143)  (5,911,564)
                                  ==========   ==========
5.  Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2001, or at any time during the year.

6.  Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at October 31, 2001 were as follows:

       Contracts           Notional Cost     Expiration     Unrealized
     to Buy/(Sell)           (Proceeds)         Date        Gain (Loss)
     -------------         -------------     ----------     -----------

(9) U.S. 10 Year
Treasury Note contracts     $(1,002,848)     December 2001     $  (793)

(8) U.S. 5 Year
Treasury Note contracts        (874,545)     December 2001      (4,330)

68  U.S. 20 Year
Treasury Note contracts       7,493,274      December 2001      24,073
                                                               -------
                                                               $18,950

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

7.  Swap Agreements
During the year ended October 31, 2001, the Fund entered into total return swap agreements in accordance with its investment objective. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on the maturity termination of the swap agreement. At October 31, 2001, the Fund had the following total return swap agreements outstanding:

Notional       Expiration                          Unrealized
 Amount           Date          Description           Gain
--------       ----------       -----------        ----------

$5,865,000     February 28,  Agreement              $189,375
               2002          with Goldman
                             Sachs Capital Markets
                             to receive (pay) the
                             notional amount
                             multiplied by the
                             return on the Lehman
                             Brothers Commercial
                             MBS Index AAA and to
                             pay the notional amount
                             multiplied by the
                             1 Month BBA LIBOR
                             adjusted by a spread
                             of minus 0.35%

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements, include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from the potential losses from adverse market movements and such losses could exceed the related amounts shown above.

8.  Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at October 31, 2001 were $33,658,476 and $33,865,939, respectively.

9.  Credit and Market Risk
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security.) The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in the prevailing interests rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

10.  Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2001, the Fund designates distributions paid during the year as follows:

(A)                   (B)
Long-Term Capital     Ordinary Income   (C)                     (D)
Gains Distributions   Distributions     Total Distributions     Qualifying
(Tax Basis)           (Tax Basis)       (Tax Basis)             Dividends(1)
-------------------   ---------------   -------------------     ------------
--                    100%              100%                    19%

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds I - Delaware Balanced Fund

We have audited the accompanying statement of net assets of Delaware Balanced Fund (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Balanced Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
December 3, 2001

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                      Fixed Income Group
Delaware American Services Fund                          Corporate and Government
Delaware Growth Opportunities Fund                       Delaware American Government Bond Fund
Delaware Select Growth Fund                              Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                           Delaware Delchester Fund
Delaware Technology and Innovation Fund                  Delaware Extended Duration Bond Fund
Delaware Trend Fund                                      Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                                Delaware Limited-Term Government Fund
                                                         Delaware Strategic Income Fund
Value-Equity Group
Delaware Decatur Equity Income Fund                      Municipal (National Tax-Exempt)
Delaware Growth and Income Fund                          Delaware National High-Yield Municipal Bond Fund
Delaware REIT Fund                                       Delaware Tax-Free Insured Fund
Delaware Small Cap Value Fund                            Delaware Tax-Free USA Fund
                                                         Delaware Tax-Free USA Intermediate Fund
International Group
(DIAL-Delaware International Advisers Ltd.)              Money Market
Delaware Emerging Markets Fund                           Delaware Cash Reserve Fund
Delaware International Small Cap Value Fund              Delaware Tax-Free Money Fund
Delaware International Value Equity Fund
 (formerly Delaware International Equity Fund)           Municipal (State-Specific Tax-Exempt)
                                                         Delaware Tax-Free Arizona Fund
Blend Mutual Funds                                       Delaware Tax-Free Arizona Insured Fund
Delaware Balanced Fund                                   Delaware Tax-Free California Fund
Delaware Core Equity Fund                                Delaware Tax-Free California Insured Fund
 (formerly Delaware Growth Stock Fund)                   Delaware Tax-Free Colorado Fund
Delaware Devon Fund                                      Delaware Tax-Free Florida Fund
Delaware Social Awareness Fund                           Delaware Tax-Free Florida Insured Fund
Foundation Funds                                         Delaware Tax-Free Idaho Fund
 Delaware Balanced Portfolio                             Delaware Minnesota High-Yield Municipal Bond Fund
 Delaware Growth Portfolio                               Delaware Minnesota Insured Fund
 Delaware Income Portfolio                               Delaware Tax-Free Minnesota Fund
                                                         Delaware Tax-Free Minnesota Intermediate Fund
                                                         Delaware Tax-Free Missouri Insured Fund
                                                         Delaware Tax-Free New York Fund
                                                         Delaware Tax-Free Oregon Insured Fund
                                                         Delaware Tax-Free Pennsylvania Fund


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Balanced Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Balanced Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                          Affiliated Officers                      Contact Information
Charles E. Haldeman, Jr.                   William E. Dodge                         Investment Manager
Chairman                                   Executive Vice President and             Delaware Management Company
Delaware Investments Family of Funds       Chief Investment Officer, Equity         Philadelphia, PA
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA                         International Affiliate
Walter P. Babich                                                                    Delaware International Advisers Ltd.
Board Chairman                             Jude T. Driscoll                         London, England
Citadel Constructors, Inc.                 Executive Vice President and
King of Prussia, PA                        Head of Fixed Income                     National Distributor
                                           Delaware Investments Family of Funds     Delaware Distributors, L.P.
David K. Downes                            Philadelphia, PA                         Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds       Richard J. Flannery                      Shareholder Servicing, Dividend
Philadelphia, PA                           President and Chief Executive Officer    Disbursing and Transfer Agent
                                           Delaware Distributors, L.P.              Delaware Service Company, Inc.
John H. Durham                             Philadelphia, PA                         Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                                  2005 Market Street
                                                                                    Philadelphia, PA 19103-7057
John A. Fry
Executive Vice President                                                            For Shareholders
University of Pennsylvania                                                          800 523-1918
Philadelphia, PA
                                                                                    For Securities Dealers
Anthony D. Knerr                                                                    800 362-7500
Consultant
Anthony Knerr & Associates                                                          For Financial Institutions
New York, NY                                                                        Representatives Only
                                                                                    800 659-2265
Ann R. Leven
Former Treasurer                                                                    Website
National Gallery of Art                                                             www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(5349)                                                        Printed in the USA
AR-002 [10/01] CG 12/01                                                    J7644